Offerings - Offering: 1	Feb. 26, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.200% Senior Notes due 2035
Amount Registered | shares	750,000,000
Maximum Aggregate Offering Price	$ 747,412,500.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 114,428.85
Offering Note	Fee payable in accordance with Rules 457(r) and 456(b).